UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 13, 2007
MERRILL LYNCH LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Arkansas	91-1325756
(State or other jurisdiction	(IRS Employer Identification No.)
of incorporation)
33-26322; 33-46827; 33-52254; 33-60290; 33-58303; 333-33863; 333-34192; 333-133223; 333-133225
(Commission File Numbers)
1700 Merrill Lynch Drive, 3rd Floor
Pennington, NJ 08534
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (609) 274-6900

Item 8.01. Other Events.
AEGON and Merrill Lynch announced they will form a strategic business relationship in the areas of insurance and investment products. As part of this relationship, an AEGON company signed an agreement on August 13, 2007 to acquire Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York for U.S. $1.3 billion in cash. A copy of the press release announcing the transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits
The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

10.1	Agreement dated August 13, 2007, between Aegon and Merrill Lynch & Co.

10.2	Form of Master Distribution Agreement

99.1	Aegon and Merrill Lynch Press Release dated August 13, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merrill Lynch Life Insurance Company

/s/ Joseph E. Justice Joseph E. Justice Senior Vice President, Treasurer and Chief Financial Officer
Date: August 17, 2007

Exhibit Index

Exhibit No.	Description

10.1	Agreement dated August 13, 2007, between Aegon and Merrill Lynch & Co.

10.2	Form of Master Distribution Agreement

99.1	Aegon and Merrill Lynch Press Release dated August 13, 2007.